                                                              PCMALL INC.

                                                  NONQUALIFIED STOCK OPTION AGREEMENT

              THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of [DATE]  (the "Grant Date"), between PC MALL,
Inc., a Delaware corporation (the "Company"), and   [     ] ("Optionee").

                                                               RECITALS:

              A.     The Company has adopted the 1994 Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part hereof.

              B.      The Company has determined that it would be to the advantage and in the interest of the Company and its shareholders to grant the rights and options provided for in this Agreement to Optionee as an incentive for increased efforts on behalf of the Company and its affiliates.

                                                               AGREEMENT

              Based on the foregoing and the agreements set forth herein, the parties agree as follows:

              1.     Option Grant.  The Company hereby grants to Optionee the right and option (the "Option") to purchase from the
Company on the terms and conditions set forth herein all or any part of an aggregate of  [             ] shares of the Common Stock
of the Company (the "Stock").  The purchase price of the Stock subject to the Option shall be
 $[    ] per share.

              2.     Option Period.  The Option shall be exercisable only during the Option Period.  During such Option Period, the exercisability of the Option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4.  The
Option Period shall commence on the Grant Date and except as provided in paragraph 3, shall end on the Terminal Date which shall be one hundred twenty (120) months from the Grant Date.

              3.     Limits on Option Period.  The Option Period may end before the Terminal Date, as follows:

                     (a)    If Optionee ceases to be a bona fide employee of the Company or of an affiliate thereof for any reason other than cause, disability (within the meaning of subparagraph 3(c)) or death during the Option Period, the Option Period shall terminate three (3) months after the date of cessation of employment or on the Terminal Date, whichever is first, and the Option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment.

                     (b)    If Optionee should die while in the employ of the Company or its affiliates, the Option Period shall end one (1) year after the date of death or on the Terminal Date, whichever occurs first, and Optionee's executor or administrator, or the person or persons to whom Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution may exercise the entire unexercised portion of the Option to the extent exercisable under paragraph 4 on the date of
Optionee's death.

                     (c)    If Optionee's employment is terminated by reason of disability, as defined below, the Option Period shall end one (1) year after the date of Optionee's cessation of employment or on the Terminal Date, whichever occurs first, and the Option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment.  For purposes of this subparagraph (c), an individual is disabled if he is unable to engage in any substantial gainful activity for the
Company and/or its affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  An individual shall not be considered to be disabled unless he furnishes proof of the existence thereof, in such form and manner, and at such times, as the Committee of the Board of Directors that administers the Plan (the "Committee") may require.

                     (d)    If Optionee is on a leave of absence from the Company and any affiliates thereof because of disability, or for any other reason as may be approved by the Committee, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an affiliate except as the Committee may otherwise expressly provide.

                     (e)    If Optionee's employment with the Company and any affiliates thereof terminates for cause during the
Option Period, the Option Period shall terminate thirty (30) days from the date of Optionee's termination of employment and the
Option shall not thereafter be exercisable to any extent.

              4.     Vesting of Right to Exercise Options.  The shares covered by the Option shall vest in equal quarterly
installments over a [    ]-year period from the Grant Date, with the Options 100% vested on the [    ] anniversary of the Grant Date.

              Any portion of the Option not exercised when vested shall accumulate and be exercisable at any time during the Option
Period (subject to early termination pursuant to paragraph 3) prior to the Terminal Date.  No partial exercise of the Option may be for less than five percent (5%) of the total number of shares then available under the Option.  In no event shall the Company be required to issue fractional shares.  No portion of the Option that is not vested on the date of termination of employment, for any reason, including death or disability, shall vest after the date of such termination.

              5.     Method of Exercise.  Subject to the limitations of paragraphs 3 and 4, Optionee may exercise the Option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                     By giving the Company written notice of such exercise (the "Notice"), specifying the number of shares as to which the Option is exercised.  Such Notice shall be accompanied by an amount equal to the option price of such shares, in the form of any one or combination of the following:  cash, a certified check, bank draft, postal or express money order payable to the order of the
Company in lawful money of the United States.

              As soon as practicable after receipt of the Notice required in the foregoing paragraph, the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 2555 W.
190th Street, Torrance, California 90504, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the
Company for such period as may be required for it, with reasonable diligence, to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

              6.     Corporate Transactions.

                     (a)    If there should be any change in the Stock subject to the Option, through merger, consolidation, reorganization, reincorporation or other similar change in the corporate structure of the Company, the Company may make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares subject to the Option and in the price per share.  If there shall be any change in the Stock subject to the Option herein granted, through recapitalization, stock split, stock dividend (in excess of two percent) or other similar change in the corporate structure of the Company, adjustments shall automatically occur to preserve but not increase the benefits to Optionee, including adjustments in the number of shares subject to the Option and in the price per share; provided however, that a distribution by the Company to its stockholders of all or any portion of the securities of any subsidiary of the Company (a "Spinoff Transaction") shall not be deemed to be a change in the Stock for purposes of this paragraph 6.  Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of Stock equal to the number of shares then subject to the Option.

                            (b)     In the event of a Spinoff Transaction, the Committee may in its discretion make such adjustments and take such other action as it deems appropriate with respect to the outstanding options, SARs and stock purchase or stock bonus awards under the Plan, including but not limited to adjustments to the number and kind of shares, the price per share and the vesting periods of outstanding options or the substitution, exchange or grant of options to purchase securities of the subsidiary; provided that the Committee shall not be obligated to make any such adjustments or take any such action hereunder.

              7.     Acceleration.  Upon the occurrence of a Change in Control as defined in the Plan, the Option shall become fully vested and exercisable effective as of the date of such Change in Control.  Upon the occurrence of a Change in Control described in
Section 15(a)(i), (ii) or (v) of the Plan the Option period shall continue for the remaining term of the Option.  Upon the occurrence of a Change in Control described in Section 15(a)(iii) or (iv) of the Plan, the Option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.  In no event may the Option be exercised after the
Terminal Date.

              8.     Limitations on Transfer.  The Option shall, during Optionee's lifetime, be exercisable only by him, and neither the Option nor any right hereunder shall be transferable by Optionee, except by operation of law or by will or the laws of descent and distribution; provided that any such successor or transferee shall not be entitled to further transfer the Option and any shares acquired upon execution of the Option shall be subject to the restrictions set forth herein and in the Plan.  In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company, at its election may terminate the Option by notice to Optionee and the Option shall thereupon become null and void.

              9.     No Shareholder Rights.  Neither Optionee, nor any person entitled to exercise Optionee's rights in the event of his death, shall have any of the rights of a shareholder with respect to the shares of Stock subject to the Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.

             10.     No Effect on Terms of Employment.  Notwithstanding any prior express or implied agreement to the contrary, except for a written employment agreement, the Company shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason, with or without cause.

             11.     Notice.  Any notice required to be given under the terms of this Agreement shall be in writing and addressed to the Company in care of its Corporate Secretary at the office of the Company at 2555 W. 190th Street, Torrance, California 90504 and
any notice to be given to Optionee shall be in writing and addressed to him at the address given by him beneath his signature to this
Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other.  Any such notice shall be deemed to have been duly given (i) when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office, (ii) on the date of personal service, or (iii) on the day after sending notice by an overnight delivery service.

             12.     Committee Decisions Conclusive.  All decisions of the Committee which administers the Plan upon any question arising under the Plan or under this Agreement shall be conclusive.

             13.     Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the
Company.  Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

             14.     Withholding.  Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income and employment tax withholding requirements or social security requirements, if any.
Optionee may satisfy withholding tax obligations by delivering cash; or, if permitted by the Committee, shares of Stock (including electing to have the Company withhold from the Stock to be issued to the Optionee shares of Stock) having a fair market value equal to the amount of the withholding tax required to be withheld.

             15.     Governing Law.  The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

              IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its President and Chief
Executive Officer, and Optionee has signed this Agreement as of the day and year first above written.

                                      PC MALL, INC.

                                      By:_____________________________________________________

                                      Name:___________________________________________________

                                      Title:__________________________________________________

                                      OPTIONEE:

______________________________________________________________________________________________
                                      ________________________, Optionee

                                      Address: _______________________________________________
                                      _______________________________________
                                      _______________________________________